Novo Acquisition J u n e 1 5 , 2 0 2 3 1 Exhibit 99.2

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “forecast,” “guidance,” “target,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about the expected benefits of Earthstone Energy, Inc. (“ESTE,” “Earthstone” or the “Company”) and its stockholders from the acquisition (the “Novo Acquisition”) of Novo Oil & Gas Holdings, LLC (“Novo”) by Earthstone, the expected future reserves, production, financial position, business strategy, revenues, earnings, free cash flow, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations. Forward-looking statements are based on current expectations and assumptions and analyses made by Earthstone and its management in light of their experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: the ability to complete the Novo Acquisition on anticipated terms and timetable; Earthstone’s ability to integrate its combined operations successfully after the Novo Acquisition and achieve anticipated benefits from it; the possibility that various closing conditions for the Novo Acquisition may not be satisfied or waived; risks relating to any unforeseen liabilities of Earthstone or Novo; declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base and interest rates under the Company’s credit agreement; Earthstone’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; Earthstone’s ability to obtain external capital to finance exploration and development operations and acquisitions; the impacts of hedging on results of operations; uninsured or underinsured losses resulting from oil and natural gas operations; competition for assets, equipment, materials and qualified people; supply chain disruptions; constraints or downtime on midstream assets servicing Earthstone’s oil and gas production; Earthstone’s ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; regulatory matters, including environmental regulations; social, market and regulatory efforts to address climate change; cybersecurity risks; general domestic and international economic, market and political conditions, including the military conflict between Russia and Ukraine and the global response to such conflict; and the direct and indirect impact on most or all of the foregoing on the continuing COVID-19 pandemic. Earthstone’s annual report on Form 10-K for the year ended December 31, 2022 and subsequent reports and filings with the Securities and Exchange Commission (“SEC”) discuss some of the important risk factors identified that may affect Earthstone’s business, results of operations, and financial condition. The forward-looking statements included in this presentation speak only as of the date of this presentation and Earthstone undertakes no obligation to revise or update publicly any forward-looking statements except as required by law. This presentation contains estimates of Earthstone’s and Novo’s future production, capital expenditures and expense guidance. The actual levels of production, capital expenditures and operating expenses may be higher or lower than these estimates due to, among other things, uncertainty in drilling schedules, oil and natural gas prices, changes in market demand for hydrocarbons and unanticipated delays in production and well completions. These estimates are based on numerous assumptions. All or any of these assumptions may not prove to be accurate, which could result in actual results differing materially from estimates. No assurance can be made that any new wells will produce in line with historical performance, or that existing wells will continue to produce in line with Earthstone’s expectations. Earthstone’s ability to fund its 2023 and future capital budgets is subject to numerous risks and uncertainties, including volatility in commodity prices and the potential for unanticipated production and completion delays and increases in costs associated with drilling, production and transportation. Use of Non-GAAP Information This presentation includes financial measures that are not in accordance with accounting principles generally accepted in the United States (“GAAP”) such as PV‐10, free cash flow and Adjusted EBITDAX. Such non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. In the case of non-GAAP financial measures presented for future periods, the Company advises that it is unable to provide reconciliations of such measures without unreasonable efforts. Accordingly, such measures should be considered in light of the fact that no GAAP measure of performance or liquidity is available as a point of comparison to such non-GAAP measures. With respect to PV-10 calculated as of an interim date, it is not practicable to calculate the taxes for the related interim period because GAAP does not provide for disclosure of standardized measure on an interim basis. Cautionary Note on Reserves and Resource Estimates The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include estimated reserves or locations not necessarily calculated in accordance with, or contemplated by, the SEC’s latest reserve reporting guidelines. You are urged to consider closely the oil and gas disclosures in our 2021 Form 10-K and our other reports and filings with the SEC. Industry and Market Data This presentation has been prepared by Earthstone and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although Earthstone believes these third-party sources are reliable as of their respective dates, Earthstone has not independently verified the accuracy or completeness of this information. Some data are also based on Earthstone’s good faith estimates, which are derived from its review of internal sources as well as the third-party sources described above. 2

Highly Accretive Transaction Significantly Expands Delaware Basin Scale

Acquisition Highlights

Transaction

- $1.5 billion joint acquisition whereby Earthstone acquires Novo and concurrently sells a W.I. equal to 33 1/3% of Novo assets to Northern Oil and Gas for $0.5 billion

Transaction Details (Net to Earthstone)

- $1.0 billion all-cash transaction funded via upsized credit facility
- Fully committed credit facility upsized to $1.65 billion to provide liquidity at close
- Expected closing in 3Q23, with effective date of 5/1/23
- Planned continuous 5-rig program (4 Rigs in Delaware / 1 Rig in Midland basins)

Acquired Asset Highlights (Net to Earthstone)

- ~11,300 net acres in Eddy County, NM and Culberson County, TX
- ~$360-380MM NTM Adj. EBITDAX and ~$290-310MM NTM unlevered FCF[1]

Pro Forma Snapshot

	Earthstone	PF w/Novo	Change
4Q23 Production (Mboe/d)	~96-104	~130-135	~33%
4Q23 Prod. % Oil / % Liquids	~45% / ~71%	~41% / ~69%	~(4)% / ~(2)%
FY23 Capex ($MM)	$725-$775	$725-$775	0%
FY24 Reinvestment Rate (%)[2]	~75%	~60%	~(15)%
Total Proved Reserves (MMBoe)[3]	~349	~460	~32%
Gross Locations[4]	~820	~1,020	~24%

Combined Delaware Basin Acreage Overview



New Mexico
Eddy
Lea
Culberson
Reeves
Loving
Texas
Earthstone Acreage
Novo Acreage

1. Based on Earthstone management estimates for the next twelve months from 5/1/23 and NYMEX strip prices as of 5/24/23; excludes the impact of general and administrative expenses.
2. Reinvestment rate defined as: Capex / (Adjusted EBITDAX – Interest Expense).
3. Earthstone management estimate of Earthstone's total proved reserve volumes as of 5/1/23 utilizing NYMEX strip prices as of 5/24/23. Cawley, Gillespie & Associates, Inc. ("CG&A") estimate of Novo's total proved reserves volumes as of 5/1/23 utilizing NYMEX strip prices as of 5/24/23. Novo reserves reflect net to ESTE.
4. Earthstone management estimate of locations across all reserve categories, defined as locations that are estimated to generate at least a 10% rate of return at NYMEX $70/bbl and $3.00/mmBtu.

3

$1.5B Highly Accretive Delaware Basin Acquisition1 Net purchase price of $1.0 billion represents 2.7x NTM Adj. EBITDAX, ~30% NTM unlevered FCF yield 2,3 Key Purchase Enhances Scale and Operational Synergies Materially expands existing Delaware Basin footprint and adds basin synergies Meaningful FCF Generation Adds to Corporate Strategy >60% increase to 2024E FCF. ~60% reinvestment rate provides for increased debt reduction, flexible capital allocation and potential shareholder returns3 Acquisition Checks All Boxes for Significant Shareholder Value Creation 4 Significantly Adds to Inventory in Attractive Basin Strengthens deep inventory in the core of the Delaware Basin with ~200 high-return, de-risked gross locations that increase the allocation of capital to the Delaware Basin Maintains Financial Strength and Low Leverage Profile Moderate increase to ~1.1x leverage4 counterbalanced by targeted sub-1.0x leverage within 12 months Creates a Stronger and More Resilient Earthstone Transaction significantly strengthens operational and financial base and solidifies ESTE’s position as a leading Permian consolidator 1. Aggregate purchase price $1.5 billion, whereby Earthstone acquires Novo and concurrently sells a 33⅓ % interest in the properties to Northern Oil and Gas, Inc. (“NOG”), for $0.5 billion. 2. Based on Earthstone management estimates of proved developed cash flow for next twelve months from 5/1/23 and NYMEX strip prices as of 5/24/23; excludes the impact of incremental general and administrative expenses. 3. Free Cash Flow (“FCF”) defined as: Adjusted EBITDAX – Interest Expense – Current Income Tax – Capex. 4. Earthstone management forecasted Last Quarter Annualized (“LQA”) Adjusted EBITDAX at YE23 based on strip prices as of May 24, 2023.

$0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 0.0x 1.0x 2.0x 3.0x 4.0x FY16A FY17A FY18A FY19A FY20A FY21A FY22A ESTE FY23E PF Novo FY24E Adj. EBITDAX Debt / Adj. EBITDAX Novo Acquisition Drives Strong Financial Accretion and Maintains Financial Strength 5 1. EBITDAX and FCF estimates based on Earthstone management estimates utilizing NYMEX strip pricing of 5/24/23. 2. Based on Earthstone 4Q23 management estimate of daily production. 3. Earthstone management estimate of locations across all reserve categories, defined as locations that are estimated to generate at least a 10% rate of return at NYMEX $70/bbl and $3.00/mmBtu. 4. Earthstone management forecasted Last Quarter Annualized (“LQA”) Adjusted EBITDAX at YE23 based on strip prices as of May 24, 2023. Significant Adj. EBITDAX Growth While Maintaining Financial Strength >20% Est. 2024E Adj. EBITDAX Uplift1 Significant Adj. EBITDAX contribution expected from Novo PDP1 >30% 4Q23 Production Increase2 Production enhancement provides for another step-change in scale >60% Est. 2024E FCF Uplift1 Incremental FCF accelerates deleveraging and potential for meaningful shareholders returns ~24% Location Count Increase3 Adding ~200 gross locations increases high-quality / high-return inventory in the Delaware Basin ~1x Leverage Profile ~1.1x PF 4Q23 leverage4, targeted <1.0x leverage within 12 months ~13 Yrs Inventory Life Inventory life increases by ~3 years under a continuous 5-rig program 2 Anticipates Pro Forma YE24 leverage to return to YE23 standalone levels of < 1.0x

Reserves and Inventory | Earthstone + Novo

Robust Reserves and Inventory Profile[1]

- The Novo assets bolster Earthstone's inventory, adding 111 net MMBoe of 1P reserves (62% liquids)[1]
- ~$4.6 billion PV-10 of Proved Developed Reserves, which exceeds Earthstone's pro forma enterprise value[2]
- ~1,020 gross operated drilling locations (~69% Delaware, ~31% Midland) provide significant runway for future development and maintains basin optionality[3]

Pro Forma 1P PV-10 Value as of 5/1/23[4]

	PV-10 Value ($MM)
Proved Developed	$4,628
Proved Undeveloped	$754
Total Proved	**$5,383**

Gross Locations by County[3]



Reagan / Irion
Upton
Midland / Ector
Culberson
Eddy
Lea
~1,020
Gross Operated Locations
65% New Mexico

Gross Locations by PUD/PROB/POSS[3]



Proved Undeveloped
~1,020
Gross Operated Locations
Probable/ Possible

Pro Forma 1P Reserves as of 5/1/23[4]



24%
460
MMBoe
76%
PD
PUD

1. CG&A estimate of Novo proved reserve volumes as of 5/1/23 utilizing NYMEX strip pricing as of 5/24/23, discounting cash flows at a rate of 10%.
2. Based on $1.0 billion net purchase price and ESTE share price of $12.73 as of 6/2/23.
3. Earthstone management estimate of locations across all reserve categories, defined as locations that are estimated to generate at least a 10% rate of return at NYMEX $70/bbl and $3.00/mmBtu.
4. Earthstone management estimate of Earthstone's total proved reserve volumes and values as of 5/1/23 utilizing NYMEX strip prices as of 5/24/23, plus CG&A estimates of Novo total proved reserve volumes and values as of 5/1/23 utilizing NYMEX strip pricing as of 5/24/23, discounting cash flows at a rate of 10%.

6

Chisholm Novo Titus IRM Bighorn Tracker -- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 IRM Tracker Foreland Chisholm Bighorn Titus Novo $ in m ill io n s Continuation of Conservative Valuation Leads to High Impact Valuation 71. Cumulative estimated PV-10 value of the PD reserves based upon forward strip pricing at the time of each announced transaction. Cumulative PV-10 Value of Proved Developed Reserves Greater Than Combined Total Purchase Price1 Cumulative PD PV-10 value Cumulative Purchase Price Across all seven significant transactions, proved developed value of reserves has underpinned purchase price1 Undeveloped locations acquired “virtually free” as PV-10 value of the Proved Developed Reserves of the acquired properties is higher than cumulative total purchase price from the seven transactions since 2021 ~900 Gross Operated Drilling Locations Acquired Since 2021 Delaware

Continued Transformation to Scaled Permian Operator with Multi-Basin Optionality

Earthstone Continues to Build Transformational Scale

- Since YE 2020, ESTE has built significant scale across eight transactions
- PF 4Q23 ESTE at ~133 Mboe/d is similar size with Permian peers MTDR, SM, PR, and CPE
- Added scale further accelerates free cash flow generation and financial flexibility
- Acquired inventory enhances development optionality across Delaware and Midland



~15,300
NOVO
~133,000
Boe/d

	FY2020A	2021-2022 Acquisitions	Current Acquisition	PF ESTE
Acquisition Price ($MM)		$2,473	$1,000	$3,473
Consideration Mix (% Cash / % Stock)		70% / 30%	100% / 0%	79% / 21%
Acquired PD PV-10 ($MM)[1]		$2,732	$912	$3,644
Acquired Net Acreage (000's)		~228.3	~11.3	~239.6
Acquired Gross Locations[2]		~700	~200	~900

Premier Pro Forma Permian Footprint



ESTE Acreage Pre-2021
Acquired Acreage 2021-2023
Novo Acreage

Delaware Acquisitions		
Chisholm Energy	Titus Oil & Gas	Novo
$604MM December 2021	$627MM June 2022	$1,000MM June 2023

Midland Acquisitions			
Independence Resources Management	Tracker	Foreland	Bighorn Permian Resources
$182MM December 2020	$127MM April 2021	$73MM October 2021	$860MM January 2022

1. Based on ESTE estimates; PV-10 as of 7/1/21 based on NYMEX strip pricing as of 9/30/21 for Foreland, as of 11/1/21 based on NYMEX strip pricing as of 12/8/21 for Chisholm, as of 1/1/22 based on NYMEX strip pricing as of 1/18/22 for Bighorn, as of 8/1/22 based on NYMEX strip prices as of 6/17/22 for Titus, and as of 5/1/23 based on NYMEX strip prices as of 5/24/23 for Novo.
2. Earthstone management estimate of locations across all reserve categories, defined as locations that are estimated to generate at least a 10% rate of return at NYMEX $70/bbl and $3.00/mmBtu.

8

0 50 100 150 200 250 0 2 4 6 8 10 12 C u m u la ti ve G ro ss 2 0 :1 B O E P ro d u ct io n P er W el l ( M B O E) Producing Months Novo Average Earthstone Permian Average Permian Basin Average Bone Spring Wolfcamp Other • Assets are positioned in the core of the Delaware Basin with superior multi-bench rock quality and basin-leading results • ~200 high-quality gross operated locations primarily in the Wolfcamp and Bone Spring with average breakevens <$40/barrel1 • 66% of the acquired undeveloped locations are within the top quartile of pro forma inventory • Strong liquids-weighted PDP base production supports future multi-target development Top-Tier Inventory Solidifies Superior Permian Position ~200 Gross Operated Locations <$40/bbl Avg. Inventory Breakeven New Inventory Immediately Competes for Capital2,3 1. Defined as locations that are estimated to generate at least a 10% rate of return at NYMEX $70/bbl and $3.00/mmBtu. 2. Novo and Earthstone Permian averages include wells initially operated by Earthstone, Novo, Titus and Chisholm, with all 2021+ 4,000 ft+ Total Lateral Length (“TLL”) wells normalized to 10,000 ft TLL; source: Enverus May 2023. 3. Permian Basin average includes all 2021+ 4,000 ft+ total lateral lengthen wells in Delaware and Midland basins; source: Enverus May 2023. High-Quality Novo Locations Significantly Upgrades Inventory Stack 9 Large Multi-Bench Inventory of Locations1 Earthstone Acreage Novo Operated Acreage Novo Non-Op Acreage

Appendix 10

22-Well Novo Ovation Pad Demonstrates Strong Performance in 5 Distinct Targets at Full Development Spacing

Eddy County Type Section and Ovation End View



Gross Thickness ~ 4,500'
Brushy Canyon
Avalon
1st Bone Spring Carb
1st Bone Spring Sand
2nd Bone Spring Sand
Break Sand (Harkey)
3rd Bone Spring Carb
3rd Bone Spring Sand
Wolfcamp XY /A
Wolfcamp B
GRD [GAPI]
LLD [OHMM]
1-Mile DSU
Primary Target
Secondary Target



Ovation Pad
Eddy
Earthstone Acreage
Novo Acreage

- Acquisition underwriting assumes Ovation targeting, well spacing and well density on a go-forward basis
- Additional significant upside in Break Sand (Harkey), Avalon, and Brushy Canyon
- Thick column and strong carbonate barriers allow for sequenced "bottoms up" development and reduce parent/child concerns

11

Contact Information 12 Clay Jeansonne Investor Relations - Contact: cjeansonne@earthstoneenergy.com Corporate Offices Houston 1400 Woodloch Forest Drive | Suite 300 | The Woodlands, TX 77380 | (281) 298-4246 Midland 600 N. Marienfeld | Suite 1000 | Midland, TX 79701 | (432) 686-1100 Website www.earthstoneenergy.com

Oil and Gas Hedge Summary 13 Oil Hedge Positions (WTI based, Bbls/d, and $/Bbl)¹ Natural Gas Hedge Positions (HH based, MMBtu/d, and $/MMBtu)² Focused on protecting cash flow while leaving upside for a stronger commodity outlook • Utilize a mix of collars, swaps and puts on oil and gas production • Waha basis is nearly 100% hedged for 2023 through financial swaps and volumes priced out-of-basin³ – Significant 2024 Waha basis hedges in place Note: Includes all WTI and Henry Hub hedges as of 6/8/23. Does not include basis swaps. 1. Reflects weighted average swap price, put price (net of deferred premiums) and weighted average collar floor / ceiling prices each quarter. 2. Reflects weighted average swap price and weighted average collar floor / ceiling prices each quarter. $76.94 $75.77 $74.25 $75.44 $69.28 $63.83 $64.54 $64.54 $64.24 $60.04 $62.47 / $87.56 $62.90 / $85.73 $62.58 / $84.84 $62.67 / $85.83 $60.00 / $76.01 18,500 20,500 23,600 20,875 6,198 2Q 2023 3Q 2023 4Q 2023 2Q-4Q 2023 FY 2024 Swaps Puts Collars $3.349 $3.349 $3.349 $3.349 $3.381 / $5.748 $3.254 / $5.557 $3.002 / $4.906 $3.193 / $5.363 $2.563 / $4.506 70,200 79,983 89,570 79,953 40,000 2Q 2023 3Q 2023 4Q 2023 2Q-4Q 2023 FY 2024 Swaps Collars

Oil and Gas Hedge Positions

WTI Oil Hedges - Swaps

Period	Volume (Bbls)	Volume (Bbls/d)	$/Bbl
2Q 2023	409,500	4,500	$76.94
3Q 2023	492,000	5,348	$75.77
4Q 2023	653,200	7,100	$74.25
2Q-4Q 2023	1,554,700	5,653	$75.44
1Q 2024	191,100	2,100	$69.36
2Q 2024	154,500	1,698	$69.28
3Q 2024	138,000	1,500	$69.22
4Q 2024	138,000	1,500	$69.22
FY 2024	621,600	1,698	$69.28

WTI Oil Hedges - Collars

Period	Volume (Bbls)	Volume (Bbls/d)	$/Bbl (Floor)	$/Bbl (Ceiling)
2Q 2023	700,700	7,700	$62.47	$87.56
3Q 2023	998,400	10,852	$62.90	$85.73
4Q 2023	1,122,400	12,200	$62.58	$84.84
2Q-4Q 2023	2,821,500	10,260	$62.67	$85.83
1Q 2024	182,000	2,000	$60.00	$76.01
2Q 2024	182,000	2,000	$60.00	$76.01
3Q 2024	184,000	2,000	$60.00	$76.01
4Q 2024	184,000	2,000	$60.00	$76.01
FY 2024	732,000	2,000	$60.00	$76.01

WTI Deferred Premium Puts

Period	Volume (Bbls)	Volume (Bbls/d)	$/Bbl (Strike Price)	$/Bbl (Net of Premium)
2Q 2023	573,300	6,300	$69.21	$63.83
3Q 2023	395,600	4,300	$70.00	$64.54
4Q 2023	395,600	4,300	$70.00	$64.54
2Q-4Q 2023	1,364,500	4,962	$69.67	$64.24
1Q 2024	227,500	2,500	$65.00	$60.04
2Q 2024	227,500	2,500	$65.00	$60.04
3Q 2024	230,000	2,500	$65.00	$60.04
4Q 2024	230,000	2,500	$65.00	$60.04
FY 2024	915,000	2,500	$65.00	$60.04

WTI Midland Argus Crude Basis Swaps

Period	Volume (Bbls)	Volume (Bbls/d)	$/Bbl (Differential)
2Q 2023	2,411,500	26,500	$0.91
3Q 2023	2,346,000	25,500	$0.92
4Q 2023	2,346,000	25,500	$0.92
2Q-4Q 2023	7,103,500	25,831	$0.92

HH Gas Hedges - Swaps

Period	Volume (MMBtu)	Volume (MMBtu/d)	$/MMBtu
2Q 2023	1,137,500	12,500	$3.349
3Q 2023	1,150,000	12,500	$3.349
4Q 2023	1,150,000	12,500	$3.349
2Q-4Q 2023	3,437,500	12,500	$3.349

HH Gas Hedges - Collars

Period	Volume (MMBtu)	Volume (MMBtu/d)	$/MMBtu (Floor)	$/MMBtu (Ceiling)
2Q 2023	5,250,700	57,700	$3.381	$5.748
3Q 2023	6,208,400	67,483	$3.254	$5.557
4Q 2023	7,090,400	77,070	$3.002	$4.906
2Q-4Q 2023	18,549,500	67,453	$3.193	$5.363
1Q 2024	3,640,000	40,000	$2.563	$4.506
2Q 2024	3,640,000	40,000	$2.563	$4.506
3Q 2024	3,680,000	40,000	$2.563	$4.506
4Q 2024	3,680,000	40,000	$2.563	$4.506
FY 2024	14,640,000	40,000	$2.563	$4.506

WAHA Differential Basis Swaps

Period	Volume (MMBtu)	Volume (MMBtu/d)	$/MMBtu
2Q 2023	12,740,000	140,000	($1.674)
3Q 2023	12,880,000	140,000	($1.674)
4Q 2023	12,880,000	140,000	($1.674)
2Q-4Q 2023	38,500,000	140,000	($1.674)
1Q 2024	9,100,000	100,000	($1.050)
2Q 2024	9,100,000	100,000	($1.050)
3Q 2024	9,200,000	100,000	($1.050)
4Q 2024	9,200,000	100,000	($1.050)
FY 2024	36,600,000	100,000	($1.050)
FY 2025	14,600,000	40,000	($0.740)

Note: Hedgebook as of 6/8/23.

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Estimated Proved Reserves Summary as of 5/1/23 at NYMEX Strip Pricing as of 5/24/23 15 This summary of proved developed reserve volumes and values as shown in the table below is based on management estimates and has been prepared as of May 1, 2023, utilizing NYMEX strip benchmark prices and basis differentials as of May 24, 2022, and in regard to PV- 10, discounting cash flows at a rate of 10% Recent Strip Pricing (5/24/2023) Year WTI HH 2023 $74.47 $2.84 2024 $69.93 $3.55 2025 $66.63 $4.08 2026 $64.04 $4.09 2027 $61.83 $4.07 Earthstone Standalone Novo (Net to ESTE) Combined PV-10 Value ($mm) Proved Developed $3,716 $912 $4,628 Proved Undeveloped $494 $260 $754 Total Proved $4,211 $1,172 $5,383 Earthstone Standalone Novo (Net to ESTE) Combined 1P Reserves (MMBoe) Proved Developed 277.5 73.9 351.4 Proved Undeveloped 71.5 37.2 108.7 Total Proved 349.0 111.1 460.1

Definition of Non-GAAP Financial Measures 16 Adjusted EBITDAX Earthstone uses Adjusted EBITDAX, a financial measure that is not presented in accordance with GAAP. Adjusted EBITDAX is a supplemental non-GAAP financial measure that is used by Earthstone’s management and external users of its financial statements, such as industry analysts, investors, lenders and rating agencies. Earthstone’s management believes Adjusted EBITDAX is useful because it allows Earthstone to more effectively evaluate its operating performance and compare the results of its operations from period to period without regard to its financing methods or capital structure. Earthstone defines Adjusted EBITDAX as net income (loss) plus, when applicable, (gain) loss on sale of oil and gas properties, net; accretion of asset retirement obligations; depletion, depreciation and amortization; transaction costs; interest expense, net; exploration expense; unrealized (gain) loss on derivative contracts; stock-based compensation; and income tax expense (benefit). Earthstone excludes the foregoing items from net income (loss) in arriving at Adjusted EBITDAX because these amounts can vary substantially from company to company within their industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDAX should not be considered as an alternative to, or more meaningful than, net income (loss) as determined in accordance with GAAP or as an indicator of Earthstone’s operating performance or liquidity. Certain items excluded from Adjusted EBITDAX are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDAX. Earthstone’s computation of Adjusted EBITDAX may not be comparable to other similarly titled measures of other companies or to similar measures in Earthstone’s revolving credit facility. Free Cash Flow Free Cash Flow is a non-GAAP financial measure that Earthstone uses as an indicator of our ability to fund our development activities and reduce our leverage. Earthstone defines Free Cash Flow as Net cash provided by operating activities; less (1) Settlement of asset retirement obligations, Gain on sale of office and other equipment, Write-off of deferred financing costs, Amortization of deferred financing costs and Change in assets and liabilities from the Condensed Consolidated Statements of Cash Flows; plus (2) Transaction costs, Exploration expense and the current portion of Income tax (expense) benefit from the Condensed Consolidated Statements of Operations; less Capital expenditures (accrual basis). Alternatively, Free Cash Flow could be defined as Adjusted EBITDAX (defined above), less interest expense, less Capital expenditures (accrual basis), and the current portion of Income tax (expense) benefit from the Condensed Consolidated Statements of Operations. Management believes that Free Cash Flow, which measures Earthstone’s ability to generate additional cash from our business operations, is an important financial measure for use in evaluating the Company's financial performance. Free Cash Flow should be considered in addition to, rather than as a substitute for, consolidated net income as a measure of our performance and net cash provided by operating activities as a measure of our liquidity. PV-10 PV-10 is a measure not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) that differs from a measure under GAAP known as “standardized measure of discounted future net cash flows” in that PV-10 is calculated without including future income taxes. Management believes that the presentation of the PV-10 value of our oil and natural gas properties is relevant and useful to investors because it presents the estimated discounted future net cash flows attributable to our estimated proved reserves independent of our income tax attributes, thereby isolating the intrinsic value of the estimated future cash flows attributable to our reserves. We believe the use of a pre-tax measure provides greater comparability of assets when evaluating companies because the timing and quantification of future income taxes is dependent on company-specific factors, many of which are difficult to determine. For these reasons, management uses and believes that the industry generally uses the PV-10 measure in evaluating and comparing acquisition candidates and assessing the potential rate of return on investments in oil and natural gas properties. PV-10 does not necessarily represent the fair market value of oil and natural gas properties. PV-10 is not a measure of financial or operational performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP.